EXHIBIT 1.01

Conflict Minerals Report of ESCO Technologies Inc.
for Calendar Year 2022

This is the Conflict Minerals Report of ESCO Technologies Inc. (“ESCO”) for calendar year 2022 provided in accordance with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Conflict Minerals Rule”). The Conflict Minerals Rule requires ESCO to perform certain procedures and disclose information about the use and origin of “Conflict Minerals” which are necessary to the functionality or production of products ESCO manufactures or contracts to have manufactured. “Conflict Minerals” are defined for purposes of the Conflict Minerals Rule as cassiterite, columbite-tantalite, wolframite, their respective derivatives tin, tantalum and tungsten, and gold.

ESCO Technologies is a global provider of highly engineered products and solutions to diverse and growing end-markets that include the aerospace, space, healthcare, wireless, consumer electronics, electric utility, and renewable energy industries. During 2022, ESCO conducted its business in three operating segments, through a number of wholly-owned direct and indirect subsidiaries. These segments, together with the significant domestic and foreign operating subsidiaries within each segment during 2022, were as follows; more complete information about the Company and its subsidiaries is provided on the Company’s website and in its latest Form 10-K filed with the Securities and Exchange Commission:

Aerospace and Defense:

Crissair, Inc.

Globe Composite Solutions, LLC

Hi-Tech Metals, Inc.

Mayday Manufacturing Co.

PTI Technologies Inc.

VACCO Industries

Westland Technologies, Inc.

Utility Solutions Group:

Doble Engineering Company

I.S.A.–Altanova Group S.r.l.

NRG Systems, Inc.

RF Shielding and Test:

ETS-Lindgren Inc.

ESCO’s products require a wide variety of components and materials, and Conflict Minerals that are necessary to the functionality or production of ESCO’s products are common across its product portfolio. ESCO sources its components and subassemblies from a global supply base that includes distributors, value-added resellers, original equipment manufacturers and contract manufacturers.

ESCO’s Reasonable Country of Origin Inquiry

In accordance with the Conflict Minerals Rule, ESCO has performed a “reasonable country of origin inquiry” (“RCOI”) on Conflict Minerals in its supply chain to determine whether these Conflict Minerals were sourced from the Democratic Republic of Congo (“DRC”) or adjoining countries or were from recycled or scrap sources.

As a result of its RCOI process, ESCO has concluded in good faith that during 2022:

•	Conflict Minerals were necessary to the functionality or production of many of the products ESCO manufactured or contracted to have manufactured; and

•	ESCO was not able to reach a conclusion as to all sources of the Conflict Minerals necessary to the functionality or production of the products it manufactured or contracted to have manufactured.

Description of ESCO’s Due Diligence

ESCO designed and performed its due diligence measures to conform in all material respects with the Organisation for Economic Cooperation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (CAHRAs): Third Edition (the “OECD Guidance”) including related Supplements for each of the Conflict Minerals in addition to guidance provided by the SEC and Responsible Minerals Initiative (RMI). Although the updated OECD Guidance clarifies that the framework requires detailed due diligence as a basis for responsible supply chain management of all minerals from Conflict Affected and High Risk Areas, currently ESCO is focused on the SEC required 3TGs in the DRC and surrounding countries and in the future will expand the program to other CAHRAs or minerals as recommended by the SEC.

ESCO’s due diligence measures were based on the OECD Guidance. ESCO is many steps removed from the mining of Conflict Minerals and does not purchase raw ore or unrefined Conflict Minerals, the due diligence included extensive communications with its suppliers. ESCO, for the last eight years, has focused its efforts on its suppliers and contract manufacturers in an effort to continue to build Conflict Mineral awareness, assess the transparency of its supply chain and identify the smelters/refiners in its supply chain.

ESCO maintains a system of internal procedures and controls to identify and trace Conflict Minerals within its supply chain. A summary of ESCO’s activities, which are in line with the OECD Guidance, are outlined below.

Step 1: Establish strong company management systems

•	ESCO’s conflict minerals policy demonstrates the Company’s commitment to responsible sourcing as part of its larger Corporate Citizenship initiative and in conformance with the OECD Framework for conflict-affected and high-risk areas for minerals originating in the Covered Countries with the objective of helping companies to respect human rights and avoid contributing to conflict through their mineral sourcing practices and with the expectation that our suppliers will do the same. ESCO’s conflict minerals policy statement is available on the Company’s website at: https://www.escotechnologies.com/corporate-citizenship/.

•	ESCO maintains a governance model to oversee the implementation and ongoing management of its Conflict Minerals Compliance Program, including a Conflict Minerals Core Team consisting of representatives from each significant subsidiary, led by an Assistant General Counsel, to develop policies, standards and processes that relate to the identification of Conflict Minerals risk in its supply chain. The Core Team solicits the participation of leadership from the various ESCO business units to maintain a governance structure which enables sustainable compliance and actively mitigates the risk of not meeting regulatory requirements. The Core Team is responsible for developing policies and standards as well as developing and maintaining a project charter, compliance project plan, communication strategy, awareness training, project status report, and a standard retention policy.

•	ESCO maintains an annual process to evaluate parts and suppliers in its supply chain for potential Conflict Minerals risk, with some subsidiaries automating the collection of this information.

•	In alignment with the OECD Guidance, each of ESCO’s subsidiaries identifies and assesses the risks in its supply chain by conducting a risk-rated analysis of its products, parts, and suppliers.

•	Supplier agreements across the ESCO subsidiaries require suppliers to annually provide information on their use and source of Conflict Minerals.

•	ESCO continues to adapt its internal processes, procedures and systems to accommodate the capture, maintenance, retrieval and reporting of Conflict Minerals supplier and parts status, thereby improving transparency and the ability to certify its status in forthcoming years.

•	ESCO annually provides compliance training for at-risk suppliers.

•	ESCO engages with its suppliers to gain greater visibility into their supply chains, in order to make better sourcing decisions.

•	ESCO provides a feedback mechanism, managed by an ombudsman, on its website at www.escotechnologies.com which is available to all interested parties to provide information or voice their concerns regarding ESCO’s sourcing and use of Conflict Minerals in its products.

Step 2: Identify and assess risks in the supply chain

•	On an annual basis, ESCO performs due diligence to identify the parts within each of its subsidiary’s active bills of materials (“BOMs”) that are known or are likely to contain Conflict Minerals using a risk-based approach and to further identify the supplier(s), and when able the manufacturers, from who those parts are sourced.

•	ESCO requests that its suppliers complete a survey at the part level, providing information found on RMI’s Conflict Minerals Reporting Template (CMRT).

•	ESCO reviews survey responses received from suppliers for completeness, validates for sufficiency and follows up with any supplier that did not complete the survey, through an intensive outreach program including emails and telephone calls.

•	ESCO reviews aggregated supplier survey responses and reports key RCOI metrics as part of bi-weekly Conflict Minerals reporting with each ESCO subsidiary.

•	ESCO conducts a review of summary smelter information to determine if each smelter was certified as conformant or active, or if supporting information presents a “red flag” as defined by the OECD Guidance, such as sourcing from a non-conformant smelter in the DRC or surrounding countries.

•	ESCO disseminates the summary due diligence results and corresponding smelters to subsidiary customer-facing personnel who in turn respond to customer inquiries in the form of subsidiary level CMRTs.

Step 3: Design and implement a strategy to respond to identified risks

•	Annually, ESCO completes the Responsible Minerals Assurance Process (RMAP) Downstream Assessment, the RMI and OECD Due Diligence Guidance Expectations for Downstream companies, at the conclusion of its due diligence and provides a summary of the identified risks and gaps to senior management with recommended action plans to reduce risks and close gaps.

•	ESCO maintains a risk mitigation strategy with the goal of systematically reducing the extent of exposure to Conflict Minerals risks and the likelihood of their occurrence.

•	Conflict mineral reporting requirements are integrated into ESCO’s broader Corporate Citizenship initiative and internal control procedures.

•	ESCO continues to integrate its policies, procedures and systems modifications in a systematic and deliberate manner that will make them integral to ESCO’s business and establish the capability to routinely obtain, maintain, and retrieve the key data required to demonstrate reasonable efforts for compliance for both regulatory requirements and customer inquiries.

•	ESCO’s subsidiaries continue to make progress in integrating conflict minerals into ERP systems to include the identifying the Conflict Minerals Status of supplier parts as a field within the master part list identifying the status as Conformant, Non-Conformant, Undeterminable or Out of Scope.

•	As ESCO reviews supplier responses to the RCOI, any risks identified will be evaluated, and opportunities to mitigate risks will be addressed.

•	ESCO will address unresponsive suppliers and determine options for corrective actions. ESCO subsidiaries continue to assertively outreach to unresponsive suppliers.

•	ESCO submits written warnings to suppliers based on their use of non-Conformant Smelters and Refiners requesting they change their sourcing of materials provided to ESCO to include only Conformant sources of 3TG.

•	Additional fact finding, risk assessments, and changes in circumstances will take place as part of ESCO’s annual review of its Conflict Minerals compliance program.

Step 4: Carry out independent third-party audit of smelters’/refiners’ due diligence practices

•	ESCO cooperates and participates with industry associations to enhance transparency and traceability in the supply chain and supports independent third-party audits of smelters’/refiners’ due diligence by independent industry associations who perform these audits.

•	Given the nature of ESCO’s businesses, their positions in the supply chain, the associated cost, and the current lack of transparency in the supply chain, ESCO is not in a position to audit smelters/refiners directly.

Step 5: Report annually on supply chain due diligence

•	ESCO performs due diligence on its conflict minerals supply chain annually, maintains a process to summarize, review, and approve compliance results and completion of the Form SD and the Conflict Minerals Report and assure timely filing of these documents with the SEC.

Continuous Improvement of Supply Chain Due Diligence

ESCO will continue to improve its due diligence efforts through increasingly focused efforts including (but not limited to) the following:

•	ESCO continues to direct its subsidiaries to automate the process of identifying the parts and suppliers engaged with during the reporting year, as well as the storage and dissemination of results for customer reporting.

•	ESCO engages with suppliers to obtain more current, accurate and complete information about our supply chain to ensure that any 3TG materials are not sourced from the Covered Countries, to identify the 3TG contained in the products they supply, and on an annual basis to provide current, accurate and complete information on the smelters and refiners used in the manufacture of parts supplied to ESCO.

•	In an effort to improve supplier response rates for parts purchased from third party distributors, ESCO has started and will continue to identify and survey the manufacturers of those parts.

•	ESCO will continue to integrate newly acquired subsidiaries into the ESCO Conflict Minerals program and ensure that all new subsidiaries perform the required risk identification and due diligence to identify the smelters in their supply chain.

Determination

Based on the process described above, ESCO received responses from 640 direct material suppliers, representing 54% of total suppliers surveyed and 48% of the active parts surveyed that were used in its 2022 manufactured goods.

ESCO saw a 25% decrease in supplier survey response rates from 2019 to 2021, we believe due to the impact of COVID, but is seeing a return toward pre-COVID response rates with an 11% increase response rate from 2021 to 2022.

Based on the information provided by ESCO’s suppliers utilized during 2022, ESCO believes that the facilities that may have been used to process 3TGs in ESCO’s products include the smelters and refiners listed in Appendix I to this Report. The supplier responses included Conformant, Active (in the process of a RMI audit), Known (previously identified as a Smelter or Refiner by RMI or CFSI) and Unknown smelters, but based on the absence of reliable information on the Unknown smelters, only the Conformant and Active and Known smelters have been included.

Supplier responses were primarily at a company level, rather than at a product-specific level. For this reason, we cannot say with certainty that the smelters and refiners identified on the CMRTs processed the 3TG contained in ESCO finished goods. Based on the due diligence efforts and the absence of full supply chain visibility throughout the supply base, ESCO is unable to determine the source of origin of the conflict minerals and does not have sufficient information to conclusively determine the countries of origin of 3TGs contained in ESCO’s products.

APPENDIX I

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Gold	CID000015	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
Gold	CID000019	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	CID000035	Agosi AG	GERMANY	Conformant
Gold	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
Gold	CID000077	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	CID000082	Asahi Pretec Corp.	JAPAN	Conformant
Gold	CID000090	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Known
Gold	CID000113	Aurubis AG	GERMANY	Conformant
Gold	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	CID000157	Boliden AB	SWEDEN	Conformant
Gold	CID000176	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	CID000180	Caridad	MEXICO	Known
Gold	CID000185	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
Gold	CID000189	Cendres + Metaux S.A.	SWITZERLAND	Conformant
Gold	CID000197	Yunnan Copper Industry Co., Ltd.	CHINA	Known
Gold	CID000233	Chimet S.p.A.	ITALY	Conformant
Gold	CID000264	Chugai Mining	JAPAN	Conformant
Gold	CID000343	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Known
Gold	CID000359	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Conformant
Gold	CID000362	DODUCO Contacts and Refining GmbH	GERMANY	Conformant
Gold	CID000401	Dowa	JAPAN	Conformant
Gold	CID000425	Eco-System Recycling Co., Ltd. East Plant	JAPAN	Conformant
Gold	CID000493	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	Known
Gold	CID000522	Refinery of Seemine Gold Co., Ltd.	CHINA	Known
Gold	CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Known
Gold	CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Known
Gold	CID000689	LT Metal Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	CID000694	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	CID000707	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
Gold	CID000711	Heraeus Germany GmbH Co. KG	GERMANY	Conformant
Gold	CID000767	Hunan Chenzhou Mining Co., Ltd.	CHINA	Known
Gold	CID000773	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Known
Gold	CID000778	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Known
Gold	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	CID000807	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	CID000814	Istanbul Gold Refinery	TURKEY	Conformant
Gold	CID000823	Japan Mint	JAPAN	Conformant
Gold	CID000855	Jiangxi Copper Co., Ltd.	CHINA	Conformant
Gold	CID000920	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
Gold	CID000924	Asahi Refining Canada Ltd.	CANADA	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Gold	CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Known
Gold	CID000929	JSC Uralelectromed	RUSSIAN FEDERATION	Known
Gold	CID000937	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
Gold	CID000956	Kazakhmys Smelting LLC	KAZAKHSTAN	Known
Gold	CID000957	Kazzinc	KAZAKHSTAN	Conformant
Gold	CID000969	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conformant
Gold	CID000981	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
Gold	CID001029	Kyrgyzaltyn JSC	KYRGYZSTAN	Known
Gold	CID001032	L'azurde Company For Jewelry	SAUDI ARABIA	Known
Gold	CID001056	Lingbao Gold Co., Ltd.	CHINA	Known
Gold	CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Known
Tin	CID001070	China Tin Group Co., Ltd.	CHINA	Conformant
Gold	CID001078	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Conformant
Gold	CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Known
Gold	CID001113	Materion	UNITED STATES OF AMERICA	Conformant
Gold	CID001119	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
Gold	CID001147	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
Gold	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
Gold	CID001153	Metalor Technologies S.A.	SWITZERLAND	Conformant
Gold	CID001157	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
Gold	CID001188	Mitsubishi Materials Corporation	JAPAN	Conformant
Gold	CID001193	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Gold	CID001204	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Known
Gold	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
Gold	CID001236	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Conformant
Gold	CID001259	Nihon Material Co., Ltd.	JAPAN	Conformant
Gold	CID001325	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Known
Gold	CID001352	PAMP S.A.	SWITZERLAND	Conformant
Gold	CID001362	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Known
Gold	CID001386	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Known
Gold	CID001397	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	CID001498	PX Precinox S.A.	SWITZERLAND	Conformant
Gold	CID001512	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	CID001534	Royal Canadian Mint	CANADA	Conformant
Gold	CID001546	Sabin Metal Corp.	UNITED STATES OF AMERICA	Known
Gold	CID001555	Samduck Precious Metals	KOREA, REPUBLIC OF	Conformant
Gold	CID001562	Samwon Metals Corp.	KOREA, REPUBLIC OF	Known

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Gold	CID001585	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
Gold	CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Known
Gold	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
Gold	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
Gold	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Known
Gold	CID001761	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	CID001798	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
Gold	CID001810	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Known
Gold	CID001875	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
Gold	CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Known
Gold	CID001916	Shandong Gold Smelting Co., Ltd.	CHINA	Conformant
Gold	CID001938	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
Gold	CID001947	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Known
Gold	CID001955	Torecom	KOREA, REPUBLIC OF	Conformant
Gold	CID001980	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
Gold	CID001993	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant
Gold	CID002003	Valcambi S.A.	SWITZERLAND	Conformant
Gold	CID002030	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
Gold	CID002100	Yamakin Co., Ltd.	JAPAN	Conformant
Gold	CID002129	Yokohama Metal Co., Ltd.	JAPAN	Conformant
Gold	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
Gold	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant
Gold	CID002282	Morris and Watson	NEW ZEALAND	Known
Gold	CID002290	SAFINA A.S.	CZECHIA	Conformant
Gold	CID002312	Guangdong Jinding Gold Limited	CHINA	Known
Gold	CID002314	Umicore Precious Metals Thailand	THAILAND	Conformant
Gold	CID002459	Geib Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	CID002509	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
Gold	CID002511	KGHM Polska Miedz Spolka Akcyjna	POLAND	Conformant
Gold	CID002515	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Known
Gold	CID002516	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	CID002525	Shandong Humon Smelting Co., Ltd.	CHINA	Known
Gold	CID002527	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Known
Gold	CID002560	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Conformant
Gold	CID002561	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
Gold	CID002562	International Precious Metal Refiners	UNITED ARAB EMIRATES	Known
Gold	CID002563	Kaloti Precious Metals	UNITED ARAB EMIRATES	Known
Gold	CID002567	Sudan Gold Refinery	SUDAN	Known
Gold	CID002580	T.C.A S.p.A	ITALY	Conformant
Gold	CID002582	REMONDIS PMR B.V.	NETHERLANDS	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Gold	CID002584	Fujairah Gold FZC	UNITED ARAB EMIRATES	Known
Gold	CID002587	Industrial Refining Company	BELGIUM	Known
Gold	CID002588	Shirpur Gold Refinery Ltd.	INDIA	Known
Gold	CID002605	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	CID002606	Marsam Metals	BRAZIL	Known
Gold	CID002615	TOO Tau-Ken-Altyn	KAZAKHSTAN	Conformant
Gold	CID002708	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Active
Gold	CID002750	Shenzhen CuiLu Gold Co., Ltd.	CHINA	Known
Gold	CID002760	Albino Mountinho Lda.	PORTUGAL	Known
Gold	CID002761	SAAMP	FRANCE	Conformant
Gold	CID002762	L'Orfebre S.A.	ANDORRA	Conformant
Gold	CID002763	8853 S.p.A.	ITALY	Conformant
Gold	CID002765	Italpreziosi	ITALY	Conformant
Gold	CID002778	WIELAND Edelmetalle GmbH	GERMANY	Conformant
Gold	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant
Gold	CID002850	AU Traders and Refiners	SOUTH AFRICA	Known
Gold	CID002852	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	Active
Gold	CID002853	Sai Refinery	INDIA	Known
Gold	CID002857	Modeltech Sdn Bhd	MALAYSIA	Known
Gold	CID002863	Bangalore Refinery	INDIA	Conformant
Gold	CID002865	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Known
Gold	CID002867	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Known
Gold	CID002872	Pease & Curren	UNITED STATES OF AMERICA	Known
Gold	CID002893	JALAN & Company	INDIA	Known
Gold	CID002918	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	CID002919	Planta Recuperadora de Metales SpA	CHILE	Conformant
Gold	CID002920	ABC Refinery Pty Ltd.	AUSTRALIA	Known
Gold	CID002973	Safimet S.p.A	ITALY	Conformant
Gold	CID003153	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Known
Gold	CID003185	African Gold Refinery	UGANDA	Known
Gold	CID003186	Gold Coast Refinery	GHANA	Known
Gold	CID003189	NH Recytech Company	KOREA, REPUBLIC OF	Conformant
Gold	CID003324	QG Refining, LLC	UNITED STATES OF AMERICA	Known
Gold	CID003348	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Known
Gold	CID003382	CGR Metalloys Pvt Ltd.	INDIA	Known
Gold	CID003383	Sovereign Metals	INDIA	Known
Gold	CID003421	C.I Metales Procesados Industriales SAS	COLOMBIA	Active
Gold	CID003424	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Conformant
Gold	CID003425	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Conformant
Gold	CID003461	Augmont Enterprises Private Limited	INDIA	Active
Gold	CID003463	Kundan Care Products Ltd.	INDIA	Known

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Gold	CID003487	Emerald Jewel Industry India Limited (Unit 1)	INDIA	Known
Gold	CID003488	Emerald Jewel Industry India Limited (Unit 2)	INDIA	Known
Gold	CID003489	Emerald Jewel Industry India Limited (Unit 3)	INDIA	Known
Gold	CID003490	Emerald Jewel Industry India Limited (Unit 4)	INDIA	Known
Gold	CID003497	K.A. Rasmussen	NORWAY	Known
Gold	CID003500	Alexy Metals	UNITED STATES OF AMERICA	Active
Gold	CID003529	Sancus ZFS (L’Orfebre, SA)	COLOMBIA	Active
Gold	CID003540	Sellem Industries Ltd.	MAURITANIA	Known
Gold	CID003548	MD Overseas	INDIA	Known
Gold	CID003557	Metallix Refining Inc.	UNITED STATES OF AMERICA	Known
Gold	CID003575	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	CID003615	WEEEREFINING	FRANCE	Active
Gold	CID003617	Value Trading	BELGIUM	Known
Gold	CID003641	Gold by Gold Colombia	COLOMBIA	Active
Gold	CID003663	Dongwu Gold Group	CHINA	Known
Tantalum	CID000211	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
Tantalum	CID000460	F&X Electro-Materials Ltd.	CHINA	Conformant
Tantalum	CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Conformant
Tantalum	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tantalum	CID000917	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
Tantalum	CID001076	AMG Brasil	BRAZIL	Conformant
Tantalum	CID001163	Metallurgical Products India Pvt., Ltd.	INDIA	Conformant
Tantalum	CID001175	Mineracao Taboca S.A.	BRAZIL	Conformant
Tantalum	CID001192	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Tantalum	CID001200	NPM Silmet AS	ESTONIA	Conformant
Tantalum	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
Tantalum	CID001508	QuantumClean	UNITED STATES OF AMERICA	Conformant
Tantalum	CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	CID001769	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Known
Tantalum	CID001869	Taki Chemical Co., Ltd.	JAPAN	Conformant
Tantalum	CID001891	Telex Metals	UNITED STATES OF AMERICA	Conformant
Tantalum	CID001969	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
Tantalum	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
Tantalum	CID002504	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
Tantalum	CID002505	FIR Metals & Resource Ltd.	CHINA	Conformant
Tantalum	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
Tantalum	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	CID002539	KEMET de Mexico	MEXICO	Conformant
Tantalum	CID002544	TANIOBIS Co., Ltd.	THAILAND	Conformant
Tantalum	CID002545	TANIOBIS GmbH	GERMANY	Conformant
Tantalum	CID002547	H.C. Starck Hermsdorf GmbH	GERMANY	Conformant
Tantalum	CID002548	H.C. Starck Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	CID002549	TANIOBIS Japan Co., Ltd.	JAPAN	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Tantalum	CID002550	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tantalum	CID002557	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
Tantalum	CID002558	Global Advanced Metals Aizu	JAPAN	Conformant
Tantalum	CID002707	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tantalum	CID002842	Jiangxi Tuohong New Raw Material	CHINA	Conformant
Tantalum	CID003583	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	Conformant
Tantalum	CID003926	5D Production OU	ESTONIA	Known
Tin	CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conformant
Tin	CID000292	Alpha	UNITED STATES OF AMERICA	Conformant
Tin	CID000309	PT Aries Kencana Sejahtera	INDONESIA	Active
Tin	CID000402	Dowa	JAPAN	Conformant
Tin	CID000438	EM Vinto	BOLIVIA (PLURI-NATIONAL STATE OF)	Conformant
Tin	CID000448	Estanho de Rondonia S.A.	BRAZIL	Conformant
Tin	CID000468	Fenix Metals	POLAND	Conformant
Tin	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
Tin	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Conformant
Tin	CID000942	Gejiu Kai Meng Industry and Trade LLC	CHINA	Known
Tin	CID001070	China Tin Group Co., Ltd.	CHINA	Conformant
Tin	CID001105	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
Tin	CID001142	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
Tin	CID001173	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	CID001182	Minsur	PERU	Conformant
Tin	CID001191	Mitsubishi Materials Corporation	JAPAN	Conformant
Tin	CID001231	Jiangxi New Nanshan Technology Ltd.	CHINA	Conformant
Tin	CID001305	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Known
Tin	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
Tin	CID001337	Operaciones Metalurgicas S.A.	BOLIVIA (PLURI-NATIONAL STATE OF)	Conformant
Tin	CID001399	PT Artha Cipta Langgeng	INDONESIA	Conformant
Tin	CID001402	PT Babel Inti Perkasa	INDONESIA	Conformant
Tin	CID001406	PT Babel Surya Alam Lestari	INDONESIA	Conformant
Tin	CID001421	PT Belitung Industri Sejahtera	INDONESIA	Active
Tin	CID001428	PT Bukit Timah	INDONESIA	Conformant
Tin	CID001453	PT Mitra Stania Prima	INDONESIA	Conformant
Tin	CID001457	PT Panca Mega Persada	INDONESIA	Known
Tin	CID001458	PT Prima Timah Utama	INDONESIA	Conformant
Tin	CID001460	PT Refined Bangka Tin	INDONESIA	Conformant
Tin	CID001463	PT Sariwiguna Binasentosa	INDONESIA	Conformant
Tin	CID001468	PT Stanindo Inti Perkasa	INDONESIA	Conformant
Tin	CID001477	PT Timah Tbk Kundur	INDONESIA	Conformant
Tin	CID001482	PT Timah Tbk Mentok	INDONESIA	Conformant
Tin	CID001486	PT Timah Nusantara	INDONESIA	Active
Tin	CID001490	PT Tinindo Inter Nusa	INDONESIA	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Tin	CID001493	PT Tommy Utama	INDONESIA	Active
Tin	CID001539	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conformant
Tin	CID001758	Soft Metais Ltda.	BRAZIL	Conformant
Tin	CID001898	Thaisarco	THAILAND	Conformant
Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Known
Tin	CID002015	VQB Mineral and Trading Group JSC	VIET NAM	Known
Tin	CID002036	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
Tin	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tin	CID002180	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	Conformant
Tin	CID002455	CV Venus Inti Perkasa	INDONESIA	Active
Tin	CID002468	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
Tin	CID002478	PT Tirus Putra Mandiri	INDONESIA	Known
Tin	CID002500	Melt Metais e Ligas S.A.	BRAZIL	Known
Tin	CID002503	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
Tin	CID002517	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
Tin	CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Known
Tin	CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Known
Tin	CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Known
Tin	CID002696	PT Cipta Persada Mulia	INDONESIA	Conformant
Tin	CID002703	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Known
Tin	CID002706	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	CID002756	Super Ligas	BRAZIL	Active
Tin	CID002773	Metallo Belgium N.V.	BELGIUM	Conformant
Tin	CID002774	Metallo Spain S.L.U.	SPAIN	Conformant
Tin	CID002816	PT Sukses Inti Makmur	INDONESIA	Conformant
Tin	CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	Conformant
Tin	CID002835	PT Menara Cipta Mulia	INDONESIA	Conformant
Tin	CID002844	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
Tin	CID002858	Modeltech Sdn Bhd	MALAYSIA	Known
Tin	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
Tin	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
Tin	CID003205	PT Bangka Serumpun	INDONESIA	Conformant
Tin	CID003208	Pongpipat Company Limited	MYANMAR	Known
Tin	CID003325	Tin Technology & Refining	UNITED STATES OF AMERICA	Conformant
Tin	CID003356	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Known
Tin	CID003379	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Conformant
Tin	CID003381	PT Rajawali Rimba Perkasa	INDONESIA	Conformant
Tin	CID003387	Luna Smelter, Ltd.	RWANDA	Conformant
Tin	CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Known
Tin	CID003409	Precious Minerals and Smelting Limited	INDIA	Known
Tin	CID003410	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Known
Tin	CID003449	PT Mitra Sukses Globalindo	INDONESIA	Conformant
Tin	CID003486	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	Conformant
Tin	CID003524	CRM Synergies	SPAIN	Conformant
Tin	CID003582	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	CID003831	DS Myanmar	MYANMAR	Active

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Tin	CID003868	PT Putera Sarana Shakti (PT PSS)	INDONESIA	Conformant
Tungsten	CID000004	A.L.M.T. Corp.	JAPAN	Conformant
Tungsten	CID000105	Kennametal Huntsville	UNITED STATES OF AMERICA	Conformant
Tungsten	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID000281	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Known
Tungsten	CID000568	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Conformant
Tungsten	CID000766	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
Tungsten	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tungsten	CID000825	Japan New Metals Co., Ltd.	JAPAN	Conformant
Tungsten	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	CID000966	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
Tungsten	CID002044	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
Tungsten	CID002082	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Known
Tungsten	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
Tungsten	CID002319	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
Tungsten	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
Tungsten	CID002502	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
Tungsten	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	CID002541	H.C. Starck Tungsten GmbH	GERMANY	Conformant
Tungsten	CID002542	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	CID002543	Masan High-Tech Materials	VIET NAM	Conformant
Tantalum	CID002550	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	CID002589	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	CID002641	China Molybdenum Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	CID002649	Hydrometallurg, JSC	RUSSIAN FEDERATION	Known
Tungsten	CID002724	Unecha Refractory metals plant	RUSSIAN FEDERATION	Known
Tungsten	CID002827	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
Tungsten	CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Conformant
Tungsten	CID002833	ACL Metais Eireli	BRAZIL	Conformant
Tungsten	CID002845	Moliren Ltd.	RUSSIAN FEDERATION	Conformant
Tungsten	CID003388	KGETS Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Tungsten	CID003401	Fujian Ganmin RareMetal Co., Ltd.	CHINA	Conformant

Metal	Smelter ID	Smelter Name	Smelter Country	Status
Tungsten	CID003407	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Tungsten	CID003408	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Known
Tungsten	CID003416	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Known
Tungsten	CID003417	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CHINA	Conformant
Tungsten	CID003427	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Active
Tungsten	CID003468	Cronimet Brasil Ltda	BRAZIL	Conformant
Tungsten	CID003553	Artek LLC	RUSSIAN FEDERATION	Known
Tungsten	CID003609	Fujian Xinlu Tungsten	CHINA	Conformant
Tungsten	CID003612	OOO “Technolom” 2	RUSSIAN FEDERATION	Known
Tungsten	CID003614	OOO “Technolom” 1	RUSSIAN FEDERATION	Known
Tungsten	CID003643	LLC Vostok	RUSSIAN FEDERATION	Known
Tungsten	CID003662	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	Known
Tungsten	CID003978	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	Known